CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment to Registration Statement No. 333-210186 on Form N-1A of our reports dated October 25, 2021, relating to the financial statements and financial highlights of FT Cboe Vest U.S. Equity Buffer ETF – January, FT Cboe Vest U.S. Equity Deep Buffer ETF – January, FT Cboe Vest U.S. Equity Buffer ETF – February, FT Cboe Vest U.S. Equity Deep Buffer ETF – February, FT Cboe Vest U.S. Equity Buffer ETF – March, FT Cboe Vest U.S. Equity Deep Buffer ETF – March, FT Cboe Vest U.S. Equity Buffer ETF – April, FT Cboe Vest U.S. Equity Deep Buffer ETF – April, FT Cboe Vest U.S. Equity Buffer ETF – May, FT Cboe Vest U.S. Equity Deep Buffer ETF – May, FT Cboe Vest U.S. Equity Buffer ETF – June, FT Cboe Vest U.S. Equity Deep Buffer ETF – June, FT Cboe Vest U.S. Equity Buffer ETF – July, FT Cboe Vest U.S. Equity Deep Buffer ETF – July, FT Cboe Vest U.S. Equity Buffer ETF – August, FT Cboe Vest U.S. Equity Deep Buffer ETF – August, FT Cboe Vest U.S. Equity Buffer ETF – September, FT Cboe Vest U.S. Equity Deep Buffer ETF – September, FT Cboe Vest U.S. Equity Buffer ETF – October, FT Cboe Vest U.S. Equity Deep Buffer ETF – October, FT Cboe Vest U.S. Equity Buffer ETF – November, FT Cboe Vest U.S. Equity Deep Buffer ETF – November, FT Cboe Vest U.S. Equity Buffer ETF – December, FT Cboe Vest U.S. Equity Deep Buffer ETF – December, FT Cboe Vest Fund of Buffer ETFs, FT Cboe Vest Fund of Deep Buffer ETFs, FT Cboe Vest International Equity Buffer ETF – March, FT Cboe Vest Nasdaq-100® Buffer ETF – March, FT Cboe Vest International Equity Buffer ETF – June, FT Cboe Vest Nasdaq-100® Buffer ETF – June, FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – June, FT Cboe Vest International Equity Buffer ETF – December, and FT Cboe Vest Nasdaq- 100® Buffer ETF – December, appearing in the Annual Reports on Form N-CSR for First Trust Exchange-Traded Fund VIII as of and for the year/period ended August 31, 2021, and to the references to us under the headings “Financial Highlights” in the Prospectuses and “AIFM Directive Disclosures”, “Miscellaneous Information” and “Financial Statements” in the Statements of Additional Information, which are part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

December 29, 2021